UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2018

ACCURAY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace

Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2016 Equity Incentive Plan

At the Annual Meeting of Stockholders of Accuray Incorporated (the “Company”) held on November 16, 2018 (the “2018 Annual Meeting”), the Company’s stockholders approved amending and restating the Company’s 2016 Equity Incentive Plan to increase the number of authorized shares of the Company’s common stock that may be issued thereunder by 6,500,000 shares. A description of the Amended and Restated 2016 Equity Incentive Plan is set forth in the Company’s definitive proxy statement on Form 14A filed with the United States Securities and Exchange Commission on October 4, 2018 (the “2018 Proxy Statement”) and is qualified in its entirety by reference to the full text of the Amended and Restated 2016 Equity Incentive Plan, a copy of which is being filed as Exhibit 10.1 to this Form 8-K.

Amended and Restated 2007 Employee Stock Purchase Plan

At the 2018 Annual Meeting, the Company’s stockholders also approved amending and restating the Company’s Amended and Restated 2007 Employee Stock Purchase Plan to increase the number of authorized shares of the Company’s common stock that may be issued thereunder by 3,500,000 shares. A description of the Amended and Restated 2007 Employee Stock Purchase Plan is set forth in the 2018 Proxy Statement and is qualified in its entirety by reference to the full text of the Amended and Restated 2007 Employee Stock Purchase Plan, a copy of which is being filed as Exhibit 10.2 to this Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2018 Annual Meeting, the Company’s stockholders voted on five proposals as set forth below. The following is a brief description of each proposal submitted to a vote at the 2018 Annual Meeting, as well as the number of votes cast for and against, the number of abstentions, and the number of broker non-votes with respect to each proposal.

Proposal No. 1: Election of Directors

The stockholders elected each of the following persons as a Class III director of the Company to hold office until the Company’s 2021 Annual Meeting of Stockholders or until his or her successor is duly elected or appointed.

Nominee	For	Against	Abstain	Broker Non-Votes
Elizabeth Dávila	57,155,115	3,204,400	91,446	18,606,963
Joshua H. Levine	59,821,135	549,205	80,621	18,606,963

Proposal No. 2: Approval of Amendment to the Company’s 2016 Equity Incentive Plan

The stockholders approved the Company’s Amended and Restated 2016 Equity Incentive Plan that increased the number of shares of the Company’s common stock available for issuance thereunder by 6,500,000 shares, with 52,005,896 shares in favor, 8,417,484 shares against, 27,581 shares abstaining and 18,606,963 broker non-votes.

Proposal No. 3: Approval of Amendment to the Company’s 2007 Employee Stock Purchase Plan

The stockholders approved the Company’s Amended and Restated 2007 Employee Stock Purchase Plan that increased the number of shares of the Company’s common stock available for issuance thereunder by 3,500,000 shares, with 59,897,145 shares in favor, 520,754 shares against, 33,062 shares abstaining and 18,606,963 broker non-votes.

Proposal No. 4: Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The stockholders cast an advisory vote to approve the compensation of the Company’s named executive officers as follows: 53,075,601 shares in favor, 7,325,692 shares against, 49,668 shares abstaining and 18,606,963 broker non-votes.

Proposal No. 5: Ratification of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019, with 78,470,704 shares in favor, 376,161 shares against, 211,059 shares abstaining and no broker non-votes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Accuray Incorporated Amended and Restated 2016 Equity Incentive Plan

10.2	Accuray Incorporated Amended and Restated 2007 Employee Stock Purchase Plan

EXHIBIT INDEX

Exhibit No.	Description

10.1	Accuray Incorporated Amended and Restated 2016 Equity Incentive Plan

10.2	Accuray Incorporated Amended and Restated 2007 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: November 21, 2018	By:	/s/ Jesse Chew
Jesse Chew
Senior Vice President, General Counsel & Corporate Secretary

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